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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                  June 5, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         SANCON RESOURCES RECOVERY, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

                        1507 GREENLAND COMMERCIAL CENTRE,
                    1258 YUYUAN ROAD, SHANGHAI, CHINA 200050
                    (Address of Principal Executive Offices)

                                 +61-3-9574 6767
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibit:
Signature

This Amendment to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 8, 2006 is being filed in order to amend Item 9.01(a) of such Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT:

a) Financial statements for the business acquired

99.1 Audited Financial Statements for the fiscal years ended June 30, 2005 and 2004.

b) Pro forma financial statements

The audited historical financial statements for fiscal year 2006, includes the financial effects of the business combination and it reflects the transaction for the entire period. Accordingly, pro-forma financial statements are not provided, per section 210.11-02 of regulation S-X. The audited historical financial statements for fiscal year 2006 are disclosed in the registrant's 10KSB filed on April 17, 2007, which is incorporated by reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Sancon Resources Recovery, Inc.
                                        (REGISTRANT)

Date: April 23, 2007

                                        By: /s/ Jack Chen
                                        ----------------------------------
                                        Jack Chen
                                        Chief Executive Officer